Waddell & Reed Advisors Retirement Shares

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

     A message from the President of Waddell & Reed Advisors Retirement Shares
to all Shareholders

Dear Shareholder:

     I am writing to inform you that, on or about June 26, 2009, Waddell & Reed Advisors Retirement Shares will be reorganized into Waddell & Reed Advisors Continental Income Fund. Both Funds are managed by the same portfolio manager, and both invest in a mix of equity and fixed income securities. The enclosed Combined Prospectus and Information Statement contains further information about the reorganization and Waddell & Reed Advisors Continental Income Fund. Please read it carefully.

     The Board of Trustees of Waddell & Reed Advisors Funds approved the reorganization as being in the best interests of the Funds after considering, among other things, the Funds’ current asset levels and opportunities for growth and their similar investment objectives. You will not incur any sales loads or similar transaction costs in connection with the reorganization.

     You do not need to take any action regarding your account. Your shares of Waddell & Reed Advisors Retirement Shares will automatically be converted at their net asset value into shares of equal net asset value of Waddell & Reed Advisors Continental Income Fund after the close of business on June 26, 2009. Please note that the reorganization is not a taxable event, but redeeming or exchanging your shares may be a taxable event depending on your individual tax situation.

Sincerely,

Henry J. Herrmann, President
Waddell & Reed Advisors Funds

May 18, 2009

COMBINED PROSPECTUS AND INFORMATION STATEMENT

May 18, 2009

Reorganization of the Assets of
Waddell & Reed Advisors Retirement Shares, a series of
Waddell & Reed Advisors Funds

By and in Exchange for Shares of and Assumption of Liabilities by
Waddell & Reed Advisors Continental Income Fund, a series of
Waddell & Reed Advisors Funds

6300 Lamar Avenue,
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

888-WADDELL

     This Combined Prospectus and Information Statement (“Prospectus/Information Statement”) contains information you should know about the Plan of Reorganization and Termination (“Reorganization Plan”) relating to the reorganization of Waddell & Reed Advisors Retirement Shares (the “Acquired Fund”) into Waddell & Reed Advisors Continental Income Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) (the “Reorganization”).

     Pursuant to the Reorganization Plan, the shares of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of your Acquired Fund shares as of the close of business on the business day before the closing of the Reorganization, which is expected to be on June 26, 2009 (“Closing Date”). When the Reorganization is complete, the Acquired Fund will be dissolved.

     Each Fund is a series of Waddell & Reed Advisors Funds (“Trust”), an open-end management investment company. The Acquired Fund’s investment objective is to provide the highest long-term total investment return that is, in the opinion of Waddell & Reed Investment Management Company (“WRIMCO”), the Acquired Fund’s investment manager, consistent with reasonable safety of capital. The Acquiring Fund’s investment objective is to provide current income to the extent that, in the opinion of WRIMCO, the Acquiring Fund’s investment manager, market and economic conditions permit. As a secondary objective, the Acquiring Fund seeks long-term appreciation of capital.

     Please review the enclosed prospectus for the Waddell & Reed Advisors Equity Funds dated January 31, 2009. It is the prospectus of the Acquiring Fund and the Acquired Fund and is incorporated into this Prospectus/Information Statement by reference. Please keep the enclosed prospectus and this Prospectus/Information Statement for future reference. Both documents contain important information you should know. The following other documents also are incorporated into this Prospectus/Information Statement by reference and have been filed with the Securities and Exchange Commission (the “SEC”):

  The Statement of Additional Information for the Acquired Fund and the Acquiring Fund dated January 30, 2009.

  Management’s Discussion of Fund Performance, the Report of the Independent Registered Public Accounting Firm and the financial statements and financial highlights included in the Annual Report to shareholders of the Acquired Fund and the Acquiring Fund dated June 30, 2008, and the unaudited financial statements and fund highlights included in the Semiannual Report to shareholders of the Acquired Fund dated December 31, 2008.

  The Statement of Additional Information for the Acquiring Fund dated May 18, 2009, relating to this Prospectus/Information Statement.

     The Acquired Fund has previously sent its Annual Report and Semiannual Report to its shareholders. For a free copy of either of these Reports or any of the documents listed above, you may call 888-WADDELL or you may write to the Acquired Fund at the address listed on the cover of this Prospectus/Information Statement. You may also obtain many of these documents by accessing www.waddell.com.

     Each of the Acquired Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith files reports, proxy material and other information with the SEC. Text-only versions of each Fund’s documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549 and at the SEC’s regional offices in Colorado (1801 California Street, Suite 1500, Denver, CO 80202). You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

     We are not asking you for a proxy or written consent, and you are requested not to send to us a proxy or written consent.

     Shares of each Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

     No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust.

TABLE OF CONTENTS

Questions and Answers	1
Comparison of the Principal Investment Risks	10
Information About Reorganization	13
Additional Information About the Funds	19
Miscellaneous	21
Appendix A – Form of Plan of Reorganization and Termination	A-1
Appendix B – Financial Highlights for the Period Ended 12/31/2008	B-1

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Reorganization and of the information contained in this
Prospectus/Information Statement.

1. What is happening?

     The Board of Trustees of the Trust (“Board”) approved the Reorganization in which the Acquiring Fund would acquire the Acquired Fund. This means that the Acquiring Fund will acquire all of the assets, and assume all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Each Fund is a series of the Trust, and each Fund has generally similar investment objective(s), investment strategies and investment policies. Please see the answer to Question 4 below for more information comparing the investment objectives, strategies and policies of the Funds.

      Pursuant to the Reorganization Plan, the shares of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have an aggregate NAV equal to the aggregate NAV of your Acquired Fund shares as of the close of business on the business day before the closing of the Reorganization.

2. Why is the Reorganization occurring?

     WRIMCO, the Funds’ investment manager, proposed, and the Board approved, the Reorganization because it offers shareholders of the Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs over a larger asset base) that may present greater opportunities for growth. In approving the Reorganization, the Board considered the other following factors, among others:

  The Funds have the same portfolio manager and share generally similar investment objective(s), investment strategies and investment policies;

  The Funds have the same contractual management fees; and

  The Acquired Fund has a management fee waiver of five basis points on net assets under $1 billion until September 30, 2016, and WRIMCO has agreed that, after the Reorganization and until September 30, 2016, it will waive two basis points of its management fee on the Acquiring Fund’s net assets under $1 billion. Although the management fee waiver for the Acquiring Fund is lower than the management fee waiver for the Acquired Fund, based on estimated expense ratios calculated using each Fund’s net assets and numbers of shareholders as of December 31, 2008, shareholders of each Class of each Fund are expected to experience lower total annual fund operating expenses after the Reorganization, except Class B Acquiring Fund shareholders and Class Y Acquired Fund shareholders, which may experience an increase in total annual fund operating expenses of up to two basis points.

     Please review “Reasons for the Reorganization” in the “Information about the Reorganization” section in this Prospectus/Information Statement for more information regarding the factors considered by the Board.

3. How do the management fees and expenses of the Funds compare, and what are they estimated to be following the Reorganization?

     The following tables allow you to compare the sales charges and management fees and expenses of the Acquired Fund and the Acquiring Fund and to analyze the estimated expenses that WRIMCO expects to be applicable to the combined fund in the first year following the Reorganization. As noted above, the Acquired Fund has in place until September 30, 2016, a management fee waiver of five basis points on net assets under $1 billion. The Acquiring Fund currently does not have a management fee waiver; however, WRIMCO has agreed that, after the Reorganization and until September 30, 2016, it will waive two basis points of its management fee on the Acquiring Fund’s net assets under $1 billion. Although the management fee waiver for the Acquiring Fund is lower than the management fee waiver for the Acquired Fund, based on estimated expense ratios calculated using each Fund’s net assets and numbers of shareholders as of December 31, 2008, shareholders of each Class of each Fund are expected to experience lower total annual fund operating expenses after the Reorganization, except for Class B Acquiring Fund shareholders and Class Y Acquired Fund shareholders, which may experience an increase in total annual fund operating expenses of up to two basis points.

     As part of the Reorganization, Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, Class B shareholders of the Acquired Fund will receive Class B shares of the Acquiring Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the Acquiring Fund, and Class Y shareholders of the Acquired Fund will receive Class Y shares of the Acquiring Fund. The shareholder fees presented below for the Acquiring Fund apply both before and after giving effect to the Reorganization. Sales charges on purchases or redemptions of Fund shares, if applicable, are paid directly by shareholders to the relevant Fund’s distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees and administrative costs, including transfer agency and custody services.

     The Annual Fund Operating Expenses shown in the tables below represent expenses for the Acquired Fund and for the Acquiring Fund for the calendar year ended December 31, 2008, and the expenses expected to be incurred by the Acquiring Fund on a pro forma basis (after giving effect to the Reorganization) as of December 31, 2008 and based on pro forma net assets as of December 31, 2008.

     Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Reorganization, although any contingent deferred sales charge (“CDSC”) will continue to apply.

Waddell & Reed Advisors Retirement Shares and Waddell & Reed Advisors Continental Income Fund (Before and After Reorganization)

Shareholder Fees
(paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]		5.00%		1.00%		None
Redemption fee/exchange fee
(as a percentage of amount redeemed, if
applicable)[3]	2.00%	[4]	2.00%	[4]	2.00%	[4]	2.00%	[4]
____________________

1

The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2	A 1% CDSC is imposed on purchases of $1 million or more at NAV of Class A shares that are redeemed within 12 months of purchase.

3	If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4	Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption/exchange fee.

Waddell & Reed Advisors Retirement Shares (as of 12/31/08)

Annual Fund Operating Expenses
(deducted directly from Fund assets)	Class A	Class B	Class C	Class Y
Management Fees[1]	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.35%	0.67%	0.54%	0.24%
Total Annual Fund Operating Expenses	1.30%	2.37%	2.24%	0.94%

Waddell & Reed Advisors Continental Income Fund (as of 12/31/08)

Annual Fund Operating Expenses
(deducted directly from Fund assets)	Class A	Class B	Class C	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.28%	0.50%	0.47%	0.24%
Total Annual Fund Operating Expenses	1.23%	2.20%	2.17%	0.94%

Waddell & Reed Advisors Continental Income Fund (Pro Forma Combined at 12/31/08)

Annual Fund Operating Expenses
(deducted directly from Fund assets)	Class A	Class B	Class C	Class Y
Management Fees[2]	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.29%	0.54%	0.46%	0.22%
Total Annual Fund Operating Expenses	1.24%	2.24%	2.16%	0.92%
____________________

1

The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in Acquired Fund’s Management Fee pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If the waiver were reflected above, the Management Fees would have been 0.65% and the Total Annual Fund Operating Expenses would have been: Class A, 1.25%, Class B, 2.32%, Class C, 2.19%, Class Y, 0.89%. The dollar amounts shown in the following examples also reflect the reduction for that period. For additional information, please see “Regulatory Matters.”

2

The expenses shown for Management Fees reflect the maximum annual fee payable; however a reduction in the Acquiring Fund’s pro forma combined management fee rate will be effective from the Closing Date through September 30, 2016. If the waiver were reflected above, the Management Fee would have been 0.68% and the total Fund Annual Operating Expenses would have been: Class A, 1.22%, Class B, 2.22%, Class C, 2.14%, Class Y, 0.90%. The dollar amounts shown in the following examples also reflect the reduction for that period.

3	Excluding one-time information statement, accounting, legal and other costs of approximately $66,000 relating to the reorganization.

Expense Examples

     The expense examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund as well as the cost of investing in the Acquiring Fund on a pro forma combined basis. The expense examples also allow you to compare these costs with the cost of investing in other mutual funds. The expense example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Waddell & Reed Advisors Retirement Shares

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	635	1,024	1,340	2,388	[1]
Class C Shares	222 [2]	685	1,175	2,524
Class Y Shares	91	284	493	1,096

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class B Shares	235	724	1,240	2,388	[1]
Class C Shares	222	685	1,175	2,524
Class Y Shares	91	284	493	1,096

Waddell & Reed Advisors Continental Income Fund

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	623	988	1,280	2,288	[1]
Class C Shares	220 [2]	679	1,164	2,503
Class Y Shares	96	300	520	1,155

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	223	688	1,180	2,288	[1]
Class C Shares	220	679	1,164	2,503
Class Y Shares	96	300	520	1,155

Waddell & Reed Advisors Continental Income Fund (Pro Forma Combined)

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$940	$1,207	$1,967
Class B Shares	625	994	1,290	2,301	[1]
Class C Shares	217 [2]	670	1,149	2,472
Class Y Shares	92	287	498	1,108

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$940	$1,207	$1,967
Class B Shares	$225	$694	$1,190	$2,301	[1]
Class C Shares	217	670	1,149	2,472
Class Y Shares	92	287	498	1,108
____________________

1	Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2

A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

4. How do the investment objectives, strategies and policies of the Funds compare?

     The Funds have generally similar investment objective(s), investment strategies and investment policies. The key differences are outlined in the table below.

     This table compares the investment objective and principal investment strategies of the Acquired Fund to those of the Acquiring Fund. Some of the investment strategies may appear to be dissimilar. However, the disclosure language for both Funds is intentionally broad to permit the portfolio manager, who is the same for both Funds, the flexibility to invest in a variety of securities for the benefit of the respective Funds’ shareholders. The Funds have the same investment manager, WRIMCO, which manages both Funds in a similar manner within these broad strategic guidelines. There is significant overlap between the Funds’ investment portfolios, and the Reorganization is not anticipated to have a material effect on either Fund’s holdings. Based on its review of the Funds’ respective investment portfolios, WRIMCO has determined that their respective holdings generally are compatible and, as a result, believes that all or substantially all of the Acquired Fund’s assets can be transferred to and held by the Acquiring Fund pursuant to the Reorganization.

Waddell & Reed Advisors Retirement Shares	Waddell & Reed Advisors Continental Income Fund
Investment Objective	Investment Objectives

To provide the highest long-term total investment return that is, in the opinion of WRIMCO, consistent with reasonable safety of capital. The Fund seeks to achieve its objective as follows:

---The Fund seeks to achieve its objective by investing primarily in common stocks and, to a lesser extent, in debt securities of domestic and foreign issuers.

---The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential.

---Typically, the Fund’s debt securities are either U.S. government securities or investment-grade corporate bonds, that is, bonds rated BBB or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, deemed by WRIMCO to be of comparable quality.

---The Fund does not intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

---The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

---The Fund may invest in both domestic and foreign securities. The Fund may invest up to 25% of its net assets in foreign securities.

To provide current income to the extent that, in the opinion of WRIMCO, the Fund’s investment manager, market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital. The Fund seeks to achieve its objectives as follows:

---The Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

---Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies that usually issue dividend-paying securities. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income.

---In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The majority of the Fund’s debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by S&P or Baa or higher by Moody’s or, if unrated, deemed by WRIMCO to be of comparable quality.

---The Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments.

---The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

---The Fund may invest in both domestic and, to a lesser extent, foreign securities. The Fund may purchase an unlimited amount of foreign securities; however, the Fund intends to have less than 10% of its total assets invested in foreign securities.

Waddell & Reed Advisors Retirement Shares	Waddell & Reed Advisors Continental Income Fund
Investment Objective	Investment Objectives

---In selecting securities for investment, WRIMCO combines a top-down and bottom-up approach; its primary focus is on companies with varying market capitalizations which represent attractive values in the marketplace. WRIMCO also assesses broad economic trends and then invests in companies which are likely to benefit from such identified trends. WRIMCO also considers a security’s potential for:

  capital growth
  capital stability
  income
---WRIMCO may look at a number of factors in selecting securities for the Fund. For equity investments, WRIMCO typically uses a bottom-up approach and looks for undervalued companies whose asset value or earnings power, WRIMCO believes, is not reflected in the price of the stock. WRIMCO also considers a company’s potential for dividend growth, its relative strength in earnings, its management and improving fundamentals, and the condition of the respective industry. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

     The investment policies and restrictions of each Fund are generally similar, except as noted below:

  The Acquired Fund’s investment objective is to seek the highest long-term total investment return consistent with reasonable safety of capital, while the Acquiring Fund’s investment objectives are to provide current income and long-term appreciation of capital.

  The Acquired Fund may invest up to 25% of its net assets in foreign securities, while the Acquiring Fund may invest only up to 10% of its total assets in foreign securities.

  The Acquired Fund may invest up to 10% of its total assets in non-investment grade bonds, while the Acquiring Fund may invest only up to 5% of its total assets in non-investment grade bonds.

     For more information concerning investment policies and restrictions, see each Fund’s Statement of Additional Information.

5. What Acquiring Fund shares will I receive in the Reorganization?

     At the Closing Date, the shares of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have the following characteristics.

     The shares of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have an aggregate NAV equal to the aggregate NAV of your Acquired Fund shares as of the close of business on the business day before the closing of the Reorganization. You will have voting rights identical to those you currently have, but as a shareholder of the Acquiring Fund. The rights of shareholders of each Fund are identical since each Fund is a series of the Trust.

     The shares acquired in the Reorganization may be exchanged for shares of the same class of any other fund in the Waddell & Reed Advisors Family of Funds without the payment of an additional initial sales charge or CDSC.

     The procedures for purchasing and redeeming your shares of the Acquiring Fund will be the same after the Reorganization as they are currently for the Acquired Fund. Distributions will be paid on the same schedule after the Reorganization as they are currently. Each Fund distributes net investment income quarterly in March, June, September and December. Net realized capital gains (and any gains from foreign currency transactions) ordinarily are distributed by each Fund in December. All shareholder features that you have elected, including elections to redeem shares by certain methods, elections to receive dividends and other distributions in cash and elections to invest through a Regular Investment Plan or utilize a Systematic Withdrawal Plan, along with any other applicable features, will remain available and in effect after the Reorganization unless you direct that the elections be changed.

     If you own Class A shares of the Acquired Fund, you will receive Class A shares of the Acquiring Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Reorganization. Purchases of Class A shares of the Acquiring Fund you make after consummation of the Reorganization are subject to an initial sales charge. If you purchased $1,000,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Reorganization and did not pay a front-end sales charge, the Class A shares you acquire in the Reorganization will be subject to a 1% CDSC if you sell the shares within 12 months after the end of the month in which you purchased the Acquired Fund Class A shares.

     If you own Class B shares of the Acquired Fund, you will receive Class B shares of the Acquiring Fund. The CDSC applicable to the Acquired Fund Class B shares will apply to your redemption of Class B shares of the Acquiring Fund you receive in the Reorganization. For purposes of determining the CDSC applicable to any redemption of Class B shares of the Acquiring Fund you acquire in the Reorganization, those Class B shares of the Acquiring Fund will continue to age from the date you purchased the Acquired Fund Class B shares.

     If you own Class C shares of the Acquired Fund, you will receive Class C shares of the Acquiring Fund. The CDSC applicable to the Acquired Fund Class C shares will apply to your redemption of Class C shares of the Acquiring Fund you receive in the Reorganization. For purposes of determining the CDSC applicable to any redemption of Class C shares of the Acquiring Fund you acquire in the Reorganization, those Class C shares of the Acquiring Fund will continue to age from the date you purchased the Acquired Fund Class C shares.

     If you own Class Y shares of the Acquired Fund, you will receive Class Y shares of the Acquiring Fund. Class Y shares of both the Acquired Fund and the Acquiring Fund have neither a front-end sales charge nor a CDSC.

     For more information on the characteristics of the Acquiring Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section “Shares You Will Receive” in the “Information About the Reorganization” section of this Prospectus/Information Statement.

6. What are the federal income tax consequences of the Reorganization?

     The Reorganization is expected to be tax free to you for federal income tax purposes. This means that neither you nor either Fund is expected to recognize gain or loss as a direct result of the Reorganization.

     Immediately prior to the Reorganization, the Acquired Fund will declare and pay a distribution to its shareholders of all its undistributed investment company taxable income and net capital gain, if any.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

     All of the principal risks applicable to the Funds are described in the table below. As previously noted, the Acquiring Fund has investment objectives and strategies that are similar to those of the Acquired Fund and investment policies that are generally similar to the Acquired Fund, except for the differences noted in the answer to Question 4 above. Accordingly, an investment in the Acquiring Fund involves risks that are similar to those to which an investment in the Acquired Fund is subject.

Fund(s) Subject to
Principal Risks	Specified Risk
Company Risk: An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.	Acquired Fund Acquiring Fund

Credit Risk: An issuer of a debt security (including mortgage-backed securities) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of shares of the Fund. Also, a change in the quality rating of a debt security can affect the security’s liquidity and make it more difficult to sell. If the Fund purchases unrated securities and obligations, it will depend on WRIMCO’s analysis of credit risk more heavily than usual.	Acquired Fund Acquiring Fund

Fund(s) Subject to
Principal Risks	Specified Risk
Diversification Risk: The Fund is subject to diversification risk if it may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio; the Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio. The Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than if it had a more diversified investment portfolio.	Acquired Fund Acquiring Fund

Foreign Currency Risk: Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.	Acquired Fund

Foreign Securities Risk: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the domestic markets and that could affect the Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the domestic markets.	Acquired Fund Acquiring Fund

Other factors that can affect the value of the Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk: Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.	Acquired Fund

Income Risk: The Fund may experience a decline in its income due to falling interest rates.	Acquired Fund Acquiring Fund

Initial Public Offering (“IPO”) Risk: Investments in IPOs can have a significant positive impact on the Fund’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.	Acquired Fund

Fund(s) Subject to
Principal Risks	Specified Risk
Interest Rate Risk: The value of a debt security, mortgage-backed security or fixed income obligation may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.	Acquired Fund Acquiring Fund

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk: A Fund with holdings of large capitalization company securities may underperform the market as a whole.	Acquired Fund Acquiring Fund

Market Risk: All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.	Acquired Fund Acquiring Fund

Mid Size Company Risk: Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.	Acquired Fund Acquiring Fund

Prepayment Risk: Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.	Acquired Fund Acquiring Fund

Fund(s) Subject to
Principal Risks	Specified Risk
Value Stock Risk: Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.	Acquired Fund Acquiring Fund

     As noted above, the principal investment risks of the Funds are similar. As with any mutual fund, the value of each Fund’s shares will change, and you could lose money on your investment.

INFORMATION ABOUT THE REORGANIZATION

General

     Shareholders who object to the Reorganization may redeem or exchange their Acquired Fund shares at any time prior to the consummation of the Reorganization. Exchanges and redemptions are considered taxable events and may result in capital gain or capital loss for tax purposes. In anticipation of the Reorganization, the Acquired Fund is expected to be closed to new shareholders on or about June 25, 2009. In addition, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at the shares’ current NAV, less any applicable CDSC.

Shares You Will Receive

     If the Reorganization occurs, the shares of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have the characteristics described below.

     The shares of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have an aggregate NAV equal to the aggregate NAV of your Acquired Fund shares as of the close of business on the business day before the closing of the Reorganization. You will have voting rights identical to those you currently have, but as a shareholder of the Acquiring Fund. The rights of shareholders of each Fund are identical since each Fund is a series of the Trust.

     The shares acquired in the Reorganization may be exchanged for shares of the same class of any other fund in the Waddell & Reed Advisors Family of Funds without the payment of an additional initial sales charge or CDSC.

     The procedures for purchasing and redeeming your shares of the Acquiring Fund will be the same after the Reorganization as they are currently for the Acquired Fund. Distributions will be paid on the same schedule after the Reorganization as they are currently. Each Fund distributes net investment income quarterly in March, June, September and December. Net realized capital gains (and any gains from foreign currency transactions) ordinarily are distributed by each Fund in December. All shareholder features that you have elected, including elections to redeem shares by certain methods, elections to receive dividends and other distributions in cash and elections to invest through a Regular Investment Plan or utilize a Systematic Withdrawal Plan, along with any other applicable features, will remain available and in effect after the Reorganization unless you direct that the elections be changed.

Reasons for the Reorganization

     Within the scope of its investment management responsibilities, WRIMCO maintains an ongoing process of considering and comparing product offerings of the Waddell & Reed Advisors Family of Funds and from time to time may recommend to the Board proposals for enhancing the product offerings within the Waddell & Reed Advisors Family of Funds. WRIMCO has reviewed the specialty fund offerings within the Waddell & Reed Advisors Family of Funds and determined that it would be in the best interest of the Acquired Fund and its shareholders to reorganize into the Acquiring Fund.

     At a meeting held on February 3-4, 2009, the Board, including all Trustees in attendance at the meeting who are not “interested persons” of either Fund, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders in each Fund would not be diluted as a result of the Reorganization. Accordingly, the Board approved the Reorganization and the Reorganization Plan, a form of which is attached as Appendix A to this Prospectus/Information Statement.

     In proposing the Reorganization at the meeting held on February 3-4, 2009, WRIMCO presented to the Board its rationale for the Reorganization and, in particular, identified the following factors:

  The Funds have the same portfolio manager and share generally similar investment objective(s), investment strategies and investment policies.

  The Funds have the same contractual management fees.

  The Acquired Fund has a management fee waiver of five basis points on net assets under $1 billion until September 30, 2016, and WRIMCO has agreed that, after the Reorganization and until September 30, 2016, it will waive two basis points of its management fee on the Acquiring Fund’s net assets under $1 billion. Although the management fee waiver for the Acquiring Fund is lower than the management fee waiver for the Acquired Fund, based on estimated expense ratios calculated using each Fund’s net assets and numbers of shareholders as of December 31, 2008, shareholders of each Class of each Fund are expected to experience lower total annual fund operating expenses after the Reorganization, except Class B Acquiring Fund shareholders and Class Y Acquired Fund shareholders, which may experience an increase in total annual fund operating expenses of up to two basis points.

  Shareholders of the Acquired Fund will become shareholders of a fund with a better performance record.

  The Reorganization is intended to create a larger fund that may present greater opportunities for growth and, in turn, present economies of scale, which will permit fixed costs to be spread over a larger asset base.

  The Reorganization will enable the Acquired Fund’s shareholders to exchange their investments in that Fund for investments in the Acquiring Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the Acquiring Fund, the transaction would be a taxable event for the shareholder (unless the shareholder is tax-exempt). Similarly, if the Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Acquired Fund’s shareholders (other than tax-exempt shareholders). After the Reorganization, shareholders may redeem any or all of their shares of the Acquiring Fund at NAV (subject to any applicable CDSC, as with a redemption of their Acquired Fund shares) at any time, at which point the shareholders (other than those who are tax-exempt) would recognize a taxable gain or loss.

     In addition, the Board considered the relative performance results of each Fund as set forth in the enclosed prospectus. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization.

     The Board also considered that the expenses of the Reorganization will be borne equally by the Acquired Fund and WRIMCO (and/or its affiliates).

     The Board further considered that shareholders of the Acquired Fund who do not want to become shareholders of the Acquiring Fund could exchange their shares for shares of another fund in the Waddell & Reed Advisors Family of Funds or redeem their shares in the Acquired Fund prior to the Reorganization.

Terms of the Reorganization Plan and Plan of Reorganization and Termination

     The Reorganization is expected to occur on or about June 26, 2009. A form of the Reorganization Plan is attached as Appendix A to this Prospectus/Information Statement for your review. The following is a brief summary of the principal terms of the Reorganization Plan.

     The Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities and shares of the Acquiring Fund with an aggregate NAV equal to the aggregate net value of the transferred assets and liabilities.

     The Reorganization will occur on the next business day after the time when the assets of each Fund are valued for purposes of the Reorganization (currently scheduled to be as of 3:00 p.m. Central Time on June 26, 2009, or such other date and time as the Trust’s officers may determine).

     The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the Acquired Fund’s shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of the Acquired Fund and in full liquidation of the Acquired Fund.

     After the Reorganization, the Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board if it determines that the Reorganization would be inadvisable for either Fund. The Board also may amend the Reorganization Plan at any time in any manner. The Trust’s officers also may change the Closing Date.

Federal Income Tax Consequences

     The Reorganization is intended to be a tax-free reorganization. As a condition to consummation of the Reorganization, K&L Gates LLP will deliver an opinion (“Tax Opinion”) to the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations of the Trust) and the existing federal income tax law, and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan, for federal income tax purposes:

  The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”)), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

  Neither Fund will recognize any gain or loss on the Reorganization;

  The Acquired Fund’s shareholders will not recognize any gain or loss on the exchange of their Acquired Fund shares for Acquiring Fund shares;

  The holding period for and tax basis in the Acquiring Fund shares that an Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund shares the shareholder holds immediately before the Reorganization (provided the shareholder holds the shares as capital assets at the time of the closing of the Reorganization); and

  The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

     Notwithstanding the second and last bullet points above, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     The Tax Opinion is not binding on the Internal Revenue Service or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above.

     Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them. That distribution will be taxable to the shareholders.

     The Acquiring Fund’s ability to use pre-Reorganization losses of the Acquired Fund to offset post-Reorganization gains of the combined fund is expected to be limited due to the application of loss limitation rules under federal tax law. The effect of this limitation will depend on the amount of losses in each Fund at the time of the Reorganization, as well as the amount of post-Reorganization gains that are recognized. As a result, under certain circumstances the Acquired Fund’s shareholders could receive taxable distributions as shareholders of the Acquiring Fund earlier than they would have if the Reorganization had not occurred.

     The foregoing description of the federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Capitalization

     The following table shows on an unaudited basis the capitalization of each Fund as of December 31, 2008, and the Acquiring Fund on a pro forma basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at NAV as of that date.

					Waddell & Reed
	Waddell & Reed	Waddell & Reed			Advisors
	Advisors	Advisors			Continental
	Retirement	Continental			Income
	Shares	Income	Pro Forma		Fund Pro
	Fund	Fund+	Adjustment		Forma[1,2]
Class A2
Net asset value	$248,048,895	$349,179,396	$(63,505)	(3)	$597,164,786
Shares outstanding	49,737,763	52,703,378	(12,371,038)		90,070,103
Net asset value per share	$4.99	$6.63			$6.63

Class B2
Net asset value	$4,836,820	$9,361,617	$(1,241)	(3)	$14,197,196
Shares outstanding	1,027,888	1,414,231	(297,527)		2,144,592
Net asset value per share	$4.71	$6.62			$6.62

Class C2
Net asset value	$1,804,921	$4,333,024	$(462)	(3)	$6,137,483
Shares outstanding	381,028	654,678	(108,594)		927,112
Net asset value per share	$4.74	$6.62			$6.62

Class Y2
Net asset value	$3,081,606	$792,408	$(792)	(3)	$3,873,222
Shares outstanding	615,934	119,595	(151,333)		584,196
Net asset value per share	$5.00	$6.63			$6.63
____________________

+	The Acquiring Fund will be the accounting survivor for financial statement purposes.

(1)

Assumes the reorganization was consummated on December 31, 2008, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date.

(2)

Class A Shares, Class B Shares, Class C Shares and Class Y shares of the Acquired Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the Acquiring Fund upon consummation of the Reorganization.

(3)	Adjustments reflect estimated one-time proxy, accounting, legal and other costs of approximately $66,000 to be borne by the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information

     Please refer to the prospectus, which accompanies this Prospectus/Information Statement for additional information about: (1) the performance of each Fund; (2) the portfolio manager of each Fund; (3) the pricing of each Fund’s shares; (4) buying and selling each Fund’s shares; (5) distributions and taxes; (6) each Fund’s market timing policy; (7) sales charges for each class of shares of each Fund; and (8) 12b-1 fees for Class A, B and C of each Fund.

Financial Highlights

     For the audited financial highlights of each Fund for its fiscal years from 2003 to 2008, please refer to the prospectus, which accompanies this Prospectus/Information Statement. For the financial highlights of each Fund including for the six-month period ended December 31, 2008, please refer to Appendix B.

Ownership of Shares

     As of April 8, 2009, each Fund believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of each Fund. The following shareholders of record who owned 5% or more of the outstanding shares of the specified class of shares of the specified Fund as of April 8, 2009:

Name and Address of	Retirement	Continental	Continental Income
Beneficial Owner	Shares	Income Fund	After Reorganization
Waddell & Reed Inc.	Class Y		Class Y
1999 DCA Acct	31,224.4770		23,547.8717
Attn: Bernita Moorshead	5.10%		4.31%
Shawnee Mission, KS

Saxon & Co.	Class Y		Class Y
FBO 20-10-002-3409649	171,029.6860		128,981.6519
PO Box 7780-1888	27.94%		22.08%
Philadelphia, PA 19182-0001

SEI Private TrustCo	Class Y		Class Y
c/o SunTrust	360,644.1260		271,978.9789
Attn Mutual Funds Admin.	58.91%		46.49%
One Freedom Valley Drive
Oaks, PA 19456

Waddell & Reed 401k		Class Y	Class Y
and Thrift Plan		43,614.5020	43,614.5020
6300 Lamar Avenue		32.78	7.46%
Shawnee Mission, KS

Investment Manager and Underwriter

     The address of WRIMCO, the investment manager for each Fund, is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. WRIMCO is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. During the fiscal year ended June 30, 2008, the Acquired Fund paid WRIMCO investment management fees at an annual rate of 0.65% as a percentage of the Acquired Fund’s net assets. During the fiscal year ended June 30, 2008, the Acquiring Fund paid WRIMCO investment management fees at an annual rate of 0.70% as a percentage of the Acquiring Fund’s net assets.

     The address of Waddell & Reed, Inc., the principal underwriter for both Funds, is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201.

     A discussion regarding the basis of the approval by the Board of each Fund’s Investment Management Agreement with WRIMCO is available in each Fund’s Semiannual Report to Shareholders dated December 31, 2008.

Other Service Providers for the Funds

     In all cases, the Funds have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Funds.

Shareholder Servicing Agent and Accounting Services Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217

Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1100 Walnut St. Kansas City, Missouri 64106-2232

MISCELLANEOUS

     Shareholder Inquiries. Shareholder inquiries should be sent to the relevant Fund, in care of Waddell & Reed Advisors Funds, Attention: Secretary, at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Audited Financial Statements. The audited financial statements, financial highlights and notes thereto of each Fund for the fiscal year ended June 30, 2008, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent registered public accounting firm to each Fund.

APPENDIX A

FORM OF PLAN OF REORGANIZATION AND TERMINATION

     THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by WADDELL & REED ADVISORS FUNDS, a Delaware statutory trust (“Trust”), on behalf of Waddell & Reed Advisors Retirement Shares (“Acquired Fund”) and Waddell & Reed Advisors Continental Income Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof (each sometimes referred to herein as a “Fund”). All agreements, covenants, actions, and obligations of each Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of the Trust acting on its behalf, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by the Trust acting on its behalf.

     The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Fund is a duly established and designated series thereof. The Trust sells voting shares of beneficial interest in the Funds (“shares”) to the public.

     The Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). The reorganization will consist of (1) the transfer of Acquired Fund’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund (“Acquiring Fund Shares”) and Acquiring Fund’s assumption of Acquired Fund’s liabilities, (2) the distribution of those shares pro rata to Acquired Fund’s shareholders in exchange for their shares in Acquired Fund and in liquidation thereof, and (3) Acquired Fund’s dissolution (collectively, “Reorganization”), all on the terms and conditions set forth herein.

     The Trust’s Trust Instrument (“Trust Instrument”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and Waddell & Reed Investment Management Company, each Fund’s investment manager (“Advisor”), has the authority to buy and sell securities for each Fund.

     The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Fund’s behalf by all necessary

Board action and (2) has determined that participation in the Reorganization is in each Fund’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

     Acquired Fund’s issued and outstanding shares are divided into four classes, designated Class A shares, Class B shares, Class C shares, and Class Y shares (“Class A Acquired Fund Shares,” “Class B Acquired Fund Shares,” “Class C Acquired Fund Shares,” and “Class Y Acquired Fund Shares,” respectively, and, collectively, “Acquired Fund Shares”). Acquiring Fund’s shares also are divided into four classes, also designated Class A shares, Class B shares, Class C shares, and Class Y shares (“Class A Acquiring Fund Shares,” “Class B Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” and “Class Y Acquiring Fund Shares,” respectively, and, collectively, “Acquiring Fund Shares”). The Funds’ identically designated classes of shares are substantially similar to each other.

1. PLAN OF REORGANIZATION AND DISSOLUTION

     1.1 Subject to the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall –

(a)	issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A Acquiring Fund Shares determined by dividing Acquired Fund’s net value (computed as set forth in paragraph 2.1) (“Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class A Acquiring Fund Share, (2) Class B Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Acquiring Fund Share, (3) Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the NAV of a Class C Acquiring Fund Share, and (4) Class Y Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class Y Acquired Fund Shares by the NAV of a Class Y Acquiring Fund Share; and

(b)	assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

     Those transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Acquired Fund’s books -- Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1).

     1.3 The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Plan, except for Reorganization Expenses (as defined in paragraph 4.3(k)) borne equally by the Advisor (and/or its affiliate(s)) and the Acquired Fund pursuant to paragraph 5. Notwithstanding the foregoing, Acquired Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (as defined in paragraph 3.1).

     1.4 At or immediately before the Effective Time, Acquired Fund shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryforward, for prior taxable years and the current taxable year through the Effective Time.

     1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder, the account for each Shareholder that holds Class B Acquired Fund Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due that Shareholder, and so on). The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares that Shareholder owned at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Acquired Fund shall be dissolved as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7 Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

     1.8 Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2. VALUATION

     2.1 For purposes of paragraph 1.1(a), Acquired Fund’s net value shall be (a) the value of the Assets computed at the close of regular trading on the New York Stock Exchange (“NYSE”) on the Business Day (i.e., a day on which the NYSE is open for regular trading) next preceding the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

     2.2 For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using such valuation procedures.

     2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Advisor.

3. CLOSING AND EFFECTIVE TIME

     3.1 Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (3:00 p.m., Central Time) on May 29, 2009, or on such other date as the Trust’s officers determine (“Effective Time”). If at the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or determination of the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first Business Day after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices at the Effective Time or at another place the Trust’s officers determine.

     3.2 The Trust shall direct its fund accounting and pricing agent to deliver at or immediately after the Closing a certificate of an authorized officer stating and verifying that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Acquired Fund’s books immediately before the Closing.

     3.3 The Trust shall direct the Transfer Agent to deliver at or immediately after the Closing (a) a certificate of an authorized officer (1) stating that its records contain a complete list of the Shareholders’ names and addresses and the number of full and fractional outstanding Acquired Fund Shares each of them owns and (2) as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and (b) a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund’s account on those records.

4. CONDITIONS PRECEDENT

     4.1 The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)	At the Effective Time, the Trust, on Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b)	The Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in (1) a conflict with or material violation of, and Acquired Fund is not currently materially violating, any provision of Delaware law, the Trust Instrument or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Acquired Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquired Fund or on its behalf, is a party or by which it is bound;

(c)	All material contracts and other commitments of or applicable to Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Acquired Fund thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Acquired Fund’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquired Fund or any of its properties or assets attributable or allocable to Acquired Fund, that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and the Trust, on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e)	The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights (collectively, “Statements”) of Acquired Fund at and for the fiscal year (for the Statement of Changes, for the two fiscal years, and for the Financial Highlights, for the five fiscal years) ended June 30, 2008, have been audited by Deloitte & Touche, LLP an independent registered public accounting firm (“Deloitte”), and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”); and those Statements present fairly, in all material respects, Acquired Fund’s financial condition at each such date in accordance with

GAAP, and there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at each such date that are not disclosed therein;

(f)	Since June 30, 2008, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquired Fund Share due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by its shareholders shall not constitute a material adverse change;

(g)	All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Transfer Agent’s records, as provided in paragraph 3.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(h)	At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Acquired Fund required by law to have been filed by that time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns;

(i)	Acquired Fund is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year ending at the Effective Time), Acquired Fund has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(j)	Acquired Fund is in the same line of business that Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(i); from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Fund’s investment portfolio, that most of Acquired Fund’s assets are consistent with Acquiring Fund’s investment objective and policies and thus can be transferred to and held by Acquiring Fund;

(k)	At the Effective Time, (1) at least 33 1/3% of Acquired Fund’s portfolio assets will meet Acquiring Fund’s investment objective and current investment objective and strategies, policies, risks, and restrictions (collectively, “Strategies”), and (2) Acquired Fund will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold;

(l)	The Liabilities were incurred by Acquired Fund in the ordinary course of its business and are associated with the Assets;

(m)	At the Effective Time, Acquired Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(n)	During the five-year period ending at the Effective Time, neither Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of Acquired Fund’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Acquired Fund Shares except for normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

(o)	Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

     4.2 The Trust’s obligation to implement this Plan on Acquired Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)	No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b)	The Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in (1) a conflict with or material violation of, and Acquiring Fund is not currently materially violating, any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

(c)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d)	Acquiring Fund’s Statements at and for the fiscal year(s) ended June 30, 2008, have been audited by Deloitte and are in accordance with GAAP; and those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at each such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at each such date that are not disclosed therein;

(e)	Since June 30, 2008, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

(f)	All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and at the Effective Time, (1) Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares and (2) there will not be outstanding any securities convertible into any Acquiring Fund Shares;

(g)	At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Acquiring Fund required by law to have been filed by that time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those Returns;

(h)	Acquiring Fund is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; Acquiring Fund intends to continue after the Reorganization to meet all such requirements and to be eligible to and to so compute its federal income tax; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i)	Acquiring Fund is in the same line of business that Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business; and at the Effective Time, (1) at least 33 1/3% of Acquired Fund’s portfolio assets will meet Acquiring Fund’s investment objective and current Strategies and (2) Acquiring Fund will have no plan or intention to change its investment objective or any of its Strategies after the Reorganization, except to the extent necessary to conform them to Acquired Fund’s Strategies;

(j)	Following the Reorganization, Acquiring Fund (1) will continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

(k)	At the Effective Time and at all times thereafter, neither Acquiring Fund nor any person Related to it will have any plan or intention to acquire or redeem any Acquiring Fund Shares issued pursuant to the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions that Acquiring Fund will make in the ordinary course of its business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act;

(l)	There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m)	Acquiring Fund does not own, nor will it have owned during the five years preceding the Effective Time, directly or indirectly, any Acquired Fund Shares;

(n)	Before or pursuant to the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired Acquired Fund Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares;

(o)	Assuming satisfaction of the condition in paragraph 4.1(o), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; and

(p)	The Acquiring Fund Shares to be issued and delivered to Acquired Fund for the Shareholders’ benefit pursuant to the terms hereof (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

     4.3 The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the Trust’s adoption and performance of this Plan on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and information statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)	The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)	The Trust’s management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Acquired Fund as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of, or at the time of, the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)	To the best of the Trust’s management’s knowledge, at what likely would have been the record date for Acquired Fund’s shareholders entitled to vote on approval of this Plan had such a vote been required, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Acquired Fund Shares at that date;

(e)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(f)	The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(g)	At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

(h)	Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(i)	None of the compensation, if any, received by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)	Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (as defined in section 304(c)) of Acquiring Fund;

(k)	No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Advisor, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(l)	All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(m)	At the Effective Time, no action, suit, or other proceeding shall be pending before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect enforceability of, or obtain damages or other relief in connection with the transactions contemplated hereby;

(n)	The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(1) Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their

Acquired Fund Shares, in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(2)	Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(3)	Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4)	Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5)	A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6)	A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5. EXPENSES

     All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund. Subject to satisfaction of the condition contained in paragraph 4.3(k), all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquired Fund’s information statement and Acquiring Fund’s prospectus and (2) legal, accounting, and securities registration fees, shall be borne 50% by the Acquired Fund and 50% by the Advisor (and/or its affiliate(s)). Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6. TERMINATION

     The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7. AMENDMENTS

     The Board may amend, modify, or supplement this Plan at any time in any manner.

8. MISCELLANEOUS

     8.1 This Plan shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

     8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Funds’ property. The Trust, in asserting any rights or claims under this Plan on either Fund’s behalf, shall look only to the other Fund’s property in settlement of those rights or claims and not to the property of any other series or to those trustees, officers, or shareholders.

     8.4 Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Dated as of: ________ __, 2009

APPENDIX B

FINANCIAL HIGHLIGHTS FOR EACH FUND FOR THE SIX MONTH
PERIOD ENDED DECEMBER 31, 2008

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND

	Selected Per-Share Data
		Income
		From Investment Operations				Less Distributions
				Net Gain
				on					Net
	Net Asset			Investments					Asset
	Value	Net		(Realized	Total from	From Net	From		Value
	Beginning	Investment		and	Investment	Investment	Realized	Total	End of
For the Period From	of Period	Income		Unrealized)	Operations	Income	Gains	Distributions	Period
Class A
7-1-08 to 12-31-08	$7.97	$0.06		$(1.24)	$(1.18)	$(0.07)	$(0.09)	$(0.16)	$6.63
7-1-07 to 6-30-08	8.34	0.11		0.02	0.13	(0.12)	(0.38)	(0.50)	7.97
7-1-06 to 6-30-07	7.69	0.11		0.86	0.97	(0.10)	(0.22)	(0.32)	8.34
7-1-05 to 6-30-06	7.39	0.09		0.49	0.58	(0.09)	(0.19)	(0.28)	7.69
7-1-04 to 6-30-05	7.04	0.10		0.35	0.45	(0.10)	(0.00)	(0.10)	7.39
7-1-03 to 6-30-04	6.33	0.08		0.71	0.79	(0.08)	(0.00)	(0.08)	7.04
Class B
7-1-08 to 12-31-08	$7.96	$0.01		$(1.23)	$(1.22)	$(0.03)	$(0.09)	$(0.12)	$6.62
7-1-07 to 6-30-08	8.34	0.03		0.01	0.04	(0.04)	(0.38)	(0.42)	7.96
7-1-06 to 6-30-07	7.69	0.03		0.86	0.89	(0.02)	(0.22)	(0.24)	8.34
7-1-05 to 6-30-06	7.38	0.01		0.50	0.51	(0.01)	(0.19)	(0.20)	7.69
7-1-04 to 6-30-05	7.04	0.03		0.35	0.38	(0.04)	(0.00)	(0.04)	7.38
7-1-03 to 6-30-04	6.32	0.02		0.71	0.73	(0.01)	(0.00)	(0.01)	7.04
Class C
7-1-08 to 12-31-08	$7.96	$0.01		$(1.23)	$(1.22)	$(0.03)	$(0.09)	$(0.12)	$6.62
7-1-07 to 6-30-08	8.34	0.03		0.01	0.04	(0.04)	(0.38)	(0.42)	7.96
7-1-06 to 6-30-07	7.69	0.03		0.87	0.90	(0.03)	(0.22)	(0.25)	8.34
7-1-05 to 6-30-06	7.38	0.02		0.49	0.51	(0.01)	(0.19)	(0.20)	7.69
7-1-04 to 6-30-05	7.04	0.03		0.35	0.38	(0.04)	(0.00)	(0.04)	7.38
7-1-03 to 6-30-04	6.32	0.02		0.71	0.73	(0.01)	(0.00)	(0.01)	7.04
Class Y
7-1-08 to 12-31-08	$7.97	$0.17	[c]	$(1.34)[c]	$(1.17)	$(0.08)	$(0.09)	$(0.17)	$6.63
7-1-07 to 6-30-08	8.34	0.13	[c]	0.02 [c]	0.15	(0.14)	(0.38)	(0.52)	7.97
7-1-06 to 6-30-07	7.69	0.14		0.86	1.00	(0.13)	(0.22)	(0.35)	8.34
7-1-05 to 6-30-06	7.39	0.11		0.49	0.60	(0.11)	(0.19)	(0.30)	7.69
7-1-04 to 6-30-05	7.04	0.13	[c]	0.35 [c]	0.48	(0.13)	(0.00)	(0.13)	7.39
7-1-03 to 6-30-04	6.33	0.13		0.68	0.81	(0.10)	(0.00)	(0.10)	7.04

	Ratios and Supplemental Data
				Ratio of Net
		Net Assets	Ratio of	Investment
		End of	Expenses to	Income to	Portfolio
	Total	Period	Average Net	Average Net	Turnover
For the Period From	Return	(in Millions)	Assets	Assets	Rate
Class A
7-1-08 to 12-31-08	(14.86)%[a]	$349	1.25%[b]	1.48%[b]	11%
7-1-07 to 6-30-08	1.19%[a]	434	1.21%	1.33%	11%
7-1-06 to 6-30-07	12.85%[a]	469	1.23%	1.32%	16%
7-1-05 to 6-30-06	7.90%[a]	464	1.23%	1.17%	48%
7-1-04 to 6-30-05	6.46%[a]	488	1.24%	1.42%	43%
7-1-03 to 6-30-04	12.54%[a]	494	1.24%	1.22%	36%
Class B
7-1-08 to 12-31-08	(15.26)%	$10	2.24%[b]	0.49%[b]	11%
7-1-07 to 6-30-08	0.12%	13	2.15%	0.38%	11%
7-1-06 to 6-30-07	11.75%	15	2.19%	0.35%	16%
7-1-05 to 6-30-06	6.96%	16	2.20%	0.19%	48%
7-1-04 to 6-30-05	5.33%	18	2.22%	0.44%	43%
7-1-03 to 6-30-04	11.62%	17	2.24%	0.22%	36%
Class C
7-1-08 to 12-31-08	(15.25)%	$4	2.20%[b]	0.52%[b]	11%
7-1-07 to 6-30-08	0.14%	5	2.13%	0.41%	11%
7-1-06 to 6-30-07	11.78%	6	2.17%	0.37%	16%
7-1-05 to 6-30-06	6.99%	6	2.18%	0.21%	48%
7-1-04 to 6-30-05	5.35%	6	2.18%	0.47%	43%
7-1-03 to 6-30-04	11.59%	6	2.20%	0.25%	36%
Class Y
7-1-08 to 12-31-08	(14.73)%	$1	0.97%[b]	1.76%[b]	11%
7-1-07 to 6-30-08	1.45%	1	0.94%	1.60%	11%
7-1-06 to 6-30-07	13.17%	1	0.95%	1.61%	16%
7-1-05 to 6-30-06	8.22%	1	0.93%	1.47%	48%
7-1-04 to 6-30-05	6.80%	1	0.94%	1.71%	43%
7-1-03 to 6-30-04	12.87%	1	0.94%	1.53%	36%
____________________

(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(b)	Annualized.

(c)	Based on average weekly shares outstanding.

WADDELL & REED ADVISORS RETIREMENT SHARES

	Selected Per-Share Data
		Income (Loss)
		From Investment Operations			Less Distributions
			Net Gain					Net
	Net Asset	Net	(Loss) on					Asset
	Value	Investment	Investments	Total from	From Net	From		Value
	Beginning	Income	(Realized and	Investment	Investment	Realized	Total	End of
For the Period From	of Period	(Loss)	Unrealized)	Operations	Income	Gains	Distributions	Period
Class A
7-1-08 to 12-31-08	$8.99	$0.01	$(4.00)	$(3.99)	$(0.01)	$0.00	$(0.01)	$4.99
7-1-07 to 6-30-08	9.40	0.01	(0.41)	(0.40)	(0.01)	(0.00)	(0.01)	8.99
7-1-06 to 6-30-07	7.90	0.06	1.49	1.55	(0.05)	(0.00)	(0.05)	9.40
7-1-05 to 6-30-06	7.03	0.04	0.85	0.89	(0.02)	(0.00)	(0.02)	7.90
7-1-04 to 6-30-05	6.46	0.00	0.57	0.57	(0.00)	(0.00)	(0.00)	7.03
7-1-03 to 6-30-04	5.77	0.01	0.69	0.70	(0.01)	(0.00)	(0.01)	6.46
Class B
7-1-08 to 12-31-08	$8.52	$(0.38)	$(3.43)	$(3.81)	$0.00	$0.00	$0.00	$4.71
7-1-07 to 6-30-08	8.99	(0.34)	(0.13)	(0.47)	(0.00)	(0.00)	(0.00)	8.52
7-1-06 to 6-30-07	7.58	(0.16)	1.57	1.41	(0.00)[d]	(0.00)	(0.00)[d]	8.99
7-1-05 to 6-30-06	6.80	(0.08)	0.86	0.78	(0.00)	(0.00)	(0.00)	7.58
7-1-04 to 6-30-05	6.31	(0.10)	0.59	0.49	(0.00)	(0.00)	(0.00)	6.80
7-1-03 to 6-30-04	5.70	(0.06)	0.67	0.61	(0.00)	(0.00)	(0.00)	6.31
Class C
7-1-08 to 12-31-08	$8.56	$(0.21)	$(3.61)	$(3.82)	$0.00	$0.00	$0.00	$4.74
7-1-07 to 6-30-08	9.03	(0.19)	(0.28)	(0.47)	(0.00)	(0.00)	(0.00)	8.56
7-1-06 to 6-30-07	7.60	(0.09)	1.53	1.44	(0.01)	(0.00)	(0.01)	9.03
7-1-05 to 6-30-06	6.81	(0.05)	0.84	0.79	(0.00)	(0.00)	(0.00)	7.60
7-1-04 to 6-30-05	6.32	(0.09)	0.58	0.49	(0.00)	(0.00)	(0.00)	6.81
7-1-03 to 6-30-04	5.70	(0.03)	0.65	0.62	(0.00)	(0.00)	(0.00)	6.32
Class Y
7-1-08 to 12-31-08	$9.05	$0.02	$(4.03)	$(4.01)	$(0.04)	$0.00	$(0.04)	$5.00
7-1-07 to 6-30-08	9.45	0.04	(0.41)	(0.37)	(0.03)	(0.00)	(0.03)	9.05
7-1-06 to 6-30-07	7.94	0.09	1.50	1.59	(0.08)	(0.00)	(0.08)	9.45
7-1-05 to 6-30-06	7.07	0.06	0.86	0.92	(0.05)	(0.00)	(0.05)	7.94
7-1-04 to 6-30-05	6.47	0.02	0.58	0.60	(0.00)	(0.00)	(0.00)	7.07
7-1-03 to 6-30-04	5.78	0.03	0.68	0.71	(0.02)	(0.00)	(0.02)	6.47

	Ratios and Supplemental Data
					Ratio of	Ratio of
			Ratio of	Ratio of	Net Investment	Net Investment
			Expenses	Expenses	Income (Loss)	Income (Loss)
			to Average	to Average	to Average	to Average
		Net Assets	Net Assets	Net Assets	Net Assets	Net Assets
		End of	including	excluding	including	excluding	Portfolio
	Total	Period	Expense	Expense	Expense	Expense	Turnover
For the Period From	Return	(in Millions)	Waiver	Waiver	Waiver	Waiver	Rate
Class A
7-1-08 to 12-31-08	(44.38)%[a]	$248	1.33%[b]	1.38%[b]	0.18%[b]	0.13%[b]	69%
7-1-07 to 6-30-08	(4.34)%[a]	488	1.19%	1.24%	0.09%	0.04%	169%
7-1-06 to 6-30-07	19.88%[a]	568	1.21%	1.25%	0.62%	0.58%	184%
7-1-05 to 6-30-06	12.70%[a]	572	1.24%	1.24%[c]	0.46%	0.46%[c]	211%
7-1-04 to 6-30-05	8.82%[a]	578	1.27%	1.27%[c]	0.03%	0.03%[c]	202%
7-1-03 to 6-30-04	12.12%[a]	659	1.25%	1.25%[c]	0.14%	0.14%[c]	273%
Class B
7-1-08 to 12-31-08	(44.72)%	$5	2.50%[b]	2.55%[b]	(1.01)%[b]	(1.06)%[b]	69%
7-1-07 to 6-30-08	(5.23)%	13	2.18%	2.23%	(0.91)%	(0.96)%	169%
7-1-06 to 6-30-07	18.65%	20	2.22%	2.26%	(0.40)%	(0.44)%	184%
7-1-05 to 6-30-06	11.47%	23	2.25%	2.25%[c]	(0.55)%	(0.55)%[c]	211%
7-1-04 to 6-30-05	7.77%	24	2.33%	2.33%[c]	(1.03)%	(1.03)%[c]	202%
7-1-03 to 6-30-04	10.70%	26	2.33%	2.33%[c]	(0.94)%	(0.94)%[c]	273%
Class C
7-1-08 to 12-31-08	(44.63)%	$2	2.30%[b]	2.35%[b]	(0.82)%[b]	(0.87)%[b]	69%
7-1-07 to 6-30-08	(5.21)%	4	2.09%	2.14%	(0.81)%	(0.86)%	169%
7-1-06 to 6-30-07	18.90%	6	2.11%	2.15%	(0.29)%	(0.33)%	184%
7-1-05 to 6-30-06	11.60%	6	2.16%	2.16%[c]	(0.46)%	(0.46)%[c]	211%
7-1-04 to 6-30-05	7.75%	6	2.23%	2.23%[c]	(0.93)%	(0.93)%[c]	202%
7-1-03 to 6-30-04	10.88%	7	2.23%	2.23%[c]	(0.85)%	(0.85)%[c]	273%
Class Y
7-1-08 to 12-31-08	(44.31)%	$3	0.91%[b]	0.96%[b]	0.60%[b]	0.55%[b]	69%
7-1-07 to 6-30-08	(3.97)%	6	0.87%	0.92%	0.40%	0.35%	169%
7-1-06 to 6-30-07	20.17%	6	0.89%	0.93%	0.93%	0.89%	184%
7-1-05 to 6-30-06	12.98%	7	0.91%	0.91%[b]	0.80%	0.80%[b]	211%
7-1-04 to 6-30-05	9.27%	6	0.92%	0.92%[b]	0.38%	0.38%[b]	202%
7-1-03 to 6-30-04	12.31%	2	0.93%	0.93%[b]	0.48%	0.48%[b]	273%
____________________

(a)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(b)	Annualized.

(c)	There was no waiver of expenses during the period.

(d)	Not shown due to rounding.

WADDELL & REED ADVISORS FUNDS
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

May 18, 2009

     This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of Waddell & Reed Advisors Retirement Shares (the “Acquired Fund”) into Waddell & Reed Advisors Continental Income Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), each a series of Waddell & Reed Advisors Funds, a Delaware statutory trust (“Trust”).

     This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Information Statement dated May 18, 2009 (the “Prospectus/Information Statement”), which relates to the Reorganization. As described in the Prospectus/Information Statement, in the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities and shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net value of the transferred assets and liabilities.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Trust at the address or telephone number set forth above.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

Table of Contents

I. Additional Information about the Acquiring Fund	2
II. Financial Statements	2
III. Pro Forma Financial Statements	2

1

I. Additional Information about the Acquiring Fund.

     Further information about Class A shares, Class B shares, Class C shares and Class Y shares of the Acquiring Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquiring Fund dated January 30, 2009.

II. Financial Statements.

     The audited financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm included in the Annual Report for the fiscal year ended June 30, 2008, for the Acquired Fund and the audited financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm included in the Annual Report for the fiscal year ended June 30, 2008, for the Acquiring Fund are incorporated herein by reference.

     The unaudited financial statements included in the Semiannual Report for the six months ended December 31, 2008, for the Acquired Fund and the unaudited financial statements included in the Semiannual Report for the six months ended December 31, 2008, for the Acquiring Fund are incorporated herein by reference.

III. Pro Forma Financial Statements.

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 AND THE
PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008
(UNAUDITED)

     The following unaudited Pro Forma Statement of Assets and Liabilities, including the unaudited Pro Forma Schedule of Investments of Waddell & Reed Advisors Continental Income Fund as of December 31, 2008 has been derived from the respective unaudited Statements of Assets and Liabilities, including the Schedules of Investments, of Waddell & Reed Advisors Continental Income Fund and Waddell & Reed Advisors Retirement Shares as of December 31, 2008.

     The unaudited Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on December 31, 2008, and reflects pro forma adjustments which are directly attributable to the Reorganization. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of Waddell & Reed Advisors Continental Income Fund and Waddell & Reed Advisors Retirement Shares incorporated by reference in this Statement of Additional Information.

2

PRO FORMA SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
(Unaudited)

SHARES			DESCRIPTION		VALUE
Waddell & Reed		Waddell & Reed		Waddell & Reed		Waddell & Reed
Advisors	Waddell & Reed	Advisors		Advisors	Waddell & Reed	Advisors
Continental	Advisors	Continental		Continental	Advisors	Continental
Income	Retirement	Income Fund		Income	Retirement	Income Fund
Fund	Shares	Pro Forma		Fund	Shares	Pro Forma
			COMMON STOCKS
			Aerospace & Defense - 1.13%
121,700		121,700	General Dynamics Corporation	$7,009,000		$7,009,000

			Air Freight & Logistics - 0.44%
83,000		83,000	Expeditors International of Washington, Inc.	2,761,000		2,761,000

			Application Software - 0.94%
	375,000	375,000	Aspen Technology, Inc. (A)		$2,783,000	2,783,000
	650,000	650,000	Lawson Software, Inc. (A)		3,081,000	3,081,000
				-	5,864,000	5,864,000
			Asset Management & Custody Banks - 1.49%
	50,000	50,000	Franklin Resources, Inc.		3,189,000	3,189,000
117,100		117,100	Northern Trust Corporation	6,106,000		6,106,000
				6,106,000	3,189,000	9,295,000
			Biotechnology - 3.52%
71,000	35,000	106,000	Genentech, Inc. (A)	5,887,000	2,902,000	8,789,000
165,400	90,000	255,400	Gilead Sciences, Inc. (A)	8,458,000	4,602,000	13,060,000
				14,345,000	7,504,000	21,849,000
			Catalog Retail - 0.31%
	675,000	675,000	Coldwater Creek Inc. (A)		1,924,000	1,924,000

			Coal & Consumable Fuels - 0.60%
	215,000	215,000	Cameco Corporation		3,709,000	3,709,000

			Communications Equipment - 4.19%
363,200		363,200	Cisco Systems, Inc. (A)	5,920,000		5,920,000
289,700		289,700	Nokia Corporation, Series A, ADR	4,519,000		4,519,000
149,000	150,000	299,000	QUALCOMM Incorporated	5,339,000	5,374,000	10,713,000
	120,000	120,000	Research In Motion Limited (A)		4,870,000	4,870,000
				15,778,000	10,244,000	26,022,000
			Computer Hardware - 3.35%
40,000	55,000	95,000	Apple Inc. (A)	3,414,000	4,694,000	8,108,000
150,700	200,000	350,700	Hewlett-Packard Company	5,469,000	7,258,000	12,727,000
				8,883,000	11,952,000	20,835,000
			Construction & Engineering - 2.10%
117,900	95,000	212,900	Fluor Corporation	5,290,000	4,263,000	9,553,000
	150,000	150,000	Foster Wheeler Ltd. (A)		3,507,000	3,507,000
				5,290,000	7,770,000	13,060,000
			Construction & Farm Machinery & Heavy Trucks - 0.41%
	110,000	110,000	Joy Global Inc.		2,518,000	2,518,000

			Department Stores - 0.42%
71,300		71,300	Kohl’s Corporation (A)	2,581,000		2,581,000

			Distillers & Vintners - 0.66%
80,000		80,000	Brown-Forman Corporation, Class B	4,119,000		4,119,000

			Diversified Banks - 1.84%
	60,000	60,000	HSBC Holdings plc		2,920,000	2,920,000
164,000	125,000	289,000	Wells Fargo & Company	4,835,000	3,685,000	8,520,000
				4,835,000	6,605,000	11,440,000
			Diversified Capital Markets - 0.41%
	90,000	90,000	Credit Suisse Group, ADR		2,543,000	2,543,000

			Diversified Chemicals - 0.50%
123,300		123,300	E.I. du Pont de Nemours and Company	3,119,000		3,119,000

			Diversified Metals & Mining - 2.03%
	85,000	85,000	BHP Billiton Limited, ADR		3,647,000	3,647,000

3

	300,000	300,000	Companhia Vale do Rio Doce, ADR		3,633,000	3,633,000
	60,000	60,000	Freeport-McMoRan Copper & Gold Inc., Class B		1,466,000	1,466,000
	240,000	240,000	Southern Copper Corporation		3,854,000	3,854,000
				-	12,600,000	12,600,000
			Electric Utilities - 0.92%
102,800		102,800	Exelon Corporation	5,717,000		5,717,000

			Electrical Components & Equipment - 0.69%
117,400		117,400	Emerson Electric Co.	4,298,000		4,298,000

			Fertilizers & Agricultural Chemicals - 0.74%
	65,000	65,000	Monsanto Company		4,573,000	4,573,000

			Footwear - 0.52%
62,900		62,900	NIKE, Inc., Class B	3,208,000		3,208,000

			Gold - 1.77%
	175,000	175,000	Barrick Gold Corporation		6,435,000	6,435,000
	350,000	350,000	Seabridge Gold Inc. (A)		4,578,000	4,578,000
				-	11,013,000	11,013,000
			Health Care Equipment - 0.37%
56,500		56,500	Zimmer Holdings, Inc. (A)	2,284,000		2,284,000

			Health Care Supplies - 0.83%
182,700		182,700	DENTSPLY International Inc.	5,159,000		5,159,000

			Home Improvement Retail - 0.37%
	100,000	100,000	Home Depot, Inc. (The)		2,302,000	2,302,000

			Household Products - 1.50%
135,700		135,700	Colgate-Palmolive Company	9,301,000		9,301,000

			Hypermarkets & Super Centers - 2.55%
	100,000	100,000	Costco Wholesale Corporation		5,250,000	5,250,000
114,200	75,000	189,200	Wal-Mart Stores, Inc.	6,402,000	4,205,000	10,607,000
				6,402,000	9,455,000	15,857,000
			Industrial Gases - 0.63%
77,700		77,700	Air Products and Chemicals, Inc.	3,906,000		3,906,000

			Integrated Oil & Gas - 3.07%
95,000		95,000	BP p.l.c., ADR	4,440,000		4,440,000
70,100		70,100	Chevron Corporation	5,185,000		5,185,000
118,738		118,738	Exxon Mobil Corporation	9,479,000		9,479,000
				19,104,000	-	19,104,000
			Integrated Telecommunication Services - 0.90%
197,100		197,100	AT&T Inc.	5,617,000		5,617,000

			Internet Software & Services - 0.82%
	50,000	50,000	Equinix, Inc. (A)		2,660,000	2,660,000
	8,000	8,000	Google Inc., Class A (A)		2,461,000	2,461,000
				-	5,121,000	5,121,000
			Investment Banking & Brokerage - 2.06%
20,500	40,000	60,500	Goldman Sachs Group, Inc. (The)	1,730,000	3,376,000	5,106,000
	90,000	90,000	Lazard Group LLC		2,677,000	2,677,000
	110,000	110,000	Stifel Financial Corp. (A)		5,043,000	5,043,000
				1,730,000	11,096,000	12,826,000

4

			Movies & Entertainment - 0.25%
	150,000	150,000	Regal Entertainment Group		1,531,000	1,531,000

			Oil & Gas Drilling - 0.76%
	100,000	100,000	Transocean Inc. (A)		4,725,000	4,725,000

			Oil & Gas Equipment & Services - 2.31%
	175,000	175,000	Cameron International Corporation (A)		3,587,000	3,587,000
	125,000	125,000	National Oilwell Varco, Inc. (A)		3,055,000	3,055,000
71,600		71,600	Schlumberger Limited	3,031,000		3,031,000
	90,000	90,000	Smith International, Inc.		2,060,000	2,060,000
	240,000	240,000	Weatherford International Ltd. (A)		2,597,000	2,597,000
				3,031,000	11,299,000	14,330,000
			Oil & Gas Exploration & Production - 3.73%
	120,000	120,000	Apache Corporation		8,944,000	8,944,000
	160,000	160,000	Bill Barrett Corporation (A)		3,381,000	3,381,000
	200,000	200,000	Delta Petroleum Corporation (A)		952,000	952,000
	60,000	60,000	Devon Energy Corporation		3,942,000	3,942,000
	110,000	110,000	Ultra Petroleum Corp. (A)		3,796,000	3,796,000
61,500		61,500	XTO Energy Inc.	2,169,000		2,169,000
				2,169,000	21,015,000	23,184,000
			Oil & Gas Refining & Marketing - 0.36%
	175,000	175,000	Frontier Oil Corporation		2,210,000	2,210,000

			Oil & Gas Storage & Transportation - 1.18%
	75,000	75,000	Energy Transfer Partners, L.P.		2,551,000	2,551,000
	100,000	100,000	Enterprise Products Partners L.P.		2,073,000	2,073,000
59,400		59,400	Kinder Morgan Energy Partners, L.P.	2,718,000		2,718,000
				2,718,000	4,624,000	7,342,000
			Other Diversified Financial Services - 1.33%
163,000	100,000	263,000	J.P. Morgan Chase & Co.	5,139,000	3,153,000	8,292,000
				5,139,000	3,153,000	8,292,000
			Pharmaceuticals - 3.64%
143,100	70,000	213,100	Abbott Laboratories	7,637,000	3,736,000	11,373,000
74,400		74,400	Allergan, Inc.	3,000,000		3,000,000
137,500		137,500	Johnson & Johnson	8,227,000		8,227,000
				18,864,000	3,736,000	22,600,000
			Property & Casualty Insurance - 3.00%
139,200		139,200	Allstate Corporation (The)	4,560,000		4,560,000
1,600		1,600	Berkshire Hathaway Inc., Class B (A)	5,142,000		5,142,000
122,400	75,000	197,400	Travelers Companies, Inc. (The)	5,533,000	3,390,000	8,923,000
				15,235,000	3,390,000	18,625,000
			Railroads - 1.60%
	100,000	100,000	Norfolk Southern Corporation		4,705,000	4,705,000
	110,000	110,000	Union Pacific Corporation		5,258,000	5,258,000
				-	9,963,000	9,963,000
			Semiconductors - 1.75%
	300,000	300,000	Maxim Integrated Products, Inc.		3,426,000	3,426,000
181,200	200,000	381,200	Microchip Technology Incorporated	3,539,000	3,906,000	7,445,000
				3,539,000	7,332,000	10,871,000
			Soft Drinks - 1.80%
96,800		96,800	Coca-Cola Company (The)	4,382,000		4,382,000
124,600		124,600	PepsiCo, Inc.	6,825,000		6,825,000
				11,207,000	-	11,207,000
			Specialized Finance - 1.80%
	10,000	10,000	CME Group Inc.		2,081,000	2,081,000
	80,000	80,000	Deutsche Borse AG (B)		5,788,000	5,788,000
	40,000	40,000	IntercontinentalExchange, Inc. (A)		3,298,000	3,298,000
				-	11,167,000	11,167,000
			Specialty Chemicals - 0.47%
	83,000	83,000	Ecolab Inc.		2,917,000	2,917,000

			Steel - 0.74%
	100,000	100,000	Nucor Corporation		4,620,000	4,620,000

			Systems Software - 0.64%

5

206,500		206,500	Microsoft Corporation	4,014,000		4,014,000

			Tobacco - 0.59%
83,800		83,800	Philip Morris International Inc.	3,646,000		3,646,000

			TOTAL COMMON STOCKS - 68.03%	211,114,000	211,664,000	422,778,000
			(Cost: $480,610,000)
			PREFERRED STOCKS
			Diversified Metals & Mining
	50,000	50,000	Freeport-McMoRan Copper & Gold Inc., 6.75% Cumulative Convertible		2,372,000	2,372,000

			TOTAL PREFERRED STOCKS - 0.38%	-	2,372,000	2,372,000
			(Cost: $5,000,000)
PRINCIPAL AMOUNT			CORPORATE DEBT SECURITIES
			Beverage / Bottling - 0.64%
			Coca-Cola Enterprises Inc.,
$2,000,000		$2,000,000	6.700%, 10-15-36	1,980,000		1,980,000
			Diageo Capital plc,
2,000,000		2,000,000	4.375%, 5-3-10	1,981,000		1,981,000
				3,961,000	-	3,961,000
			Communications Equipment - 0.33%
			Cisco Systems, Inc.,
2,000,000		2,000,000	5.250%, 2-22-11	2,076,000	-	2,076,000

			Department Stores - 0.31%
			Kohl's Corporation,
2,000,000		2,000,000	6.300%, 3-1-11	1,938,000	-	1,938,000

			Electric Utilities - 0.15%
			Exelon Corporation,
1,000,000		1,000,000	6.950%, 6-15-11	971,000	-	971,000

			Finance - Other - 1.07%
			General Electric Capital Corporation,
6,500,000		6,500,000	8.300%, 9-20-09	6,625,000	-	6,625,000

			Food Retail - 0.33%
			Kroger Co. (The),
2,000,000		2,000,000	6.200%, 6-15-12	2,035,000	-	2,035,000

			Home Improvement Retail - 0.31%
			Home Depot, Inc. (The),
2,000,000		2,000,000	5.200%, 3-1-11	1,945,000	-	1,945,000

			Oil & Gas Exploration & Production - 0.16%
			XTO Energy Inc.,
1,000,000		1,000,000	7.500%, 4-15-12	988,000	-	988,000

			Pharmaceuticals - 0.33%
			Abbott Laboratories,
2,000,000		2,000,000	3.750%, 3-15-11	2,026,000	-	2,026,000

			TOTAL CORPORATE DEBT SECURITIES - 3.63%	22,565,000	-	22,565,000
			(Cost: $22,428,000)

6

			UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
			Agency Obligations - 2.96%
			Federal Home Loan Mortgage Corporation,
5,000,000		5,000,000	6.625%, 9-15-09	5,207,000		5,207,000
			Federal National Mortgage Association:
4,000,000		4,000,000	6.625%, 9-15-09	4,163,000		4,163,000
5,000,000		5,000,000	7.250%, 1-15-10	5,339,000		5,339,000
			National Archives Facility Trust,
	$3,049,003	3,049,003	8.500%, 9-1-19		3,685,000	3,685,000
				14,709,000	3,685,000	18,394,000
			Mortgage-Backed Obligations - 0.93%
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
	587,385	587,385	6.500%, 12-1-31		614,000	614,000
	318,350	318,350	6.500%, 1-1-32		332,000	332,000
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates,
2,181,857		2,181,857	4.500%, 7-1-18	2,244,000		2,244,000
			Government National Mortgage Association Fixed Rate Pass-Through Certificates:
32,587		32,587	9.000%, 8-15-16	35,000		35,000
2,173		2,173	9.000%, 10-15-16	2,000		2,000
11,779		11,779	9.000%, 11-15-16	13,000		13,000
2,259		2,259	9.000%, 1-15-17	2,000		2,000
1,659		1,659	9.000%, 1-15-17	2,000		2,000
13,212		13,212	9.000%, 3-15-17	14,000		14,000
17,684		17,684	9.000%, 4-15-17	19,000		19,000
2,182,525		2,182,525	4.000%, 9-15-18	2,241,000		2,241,000
234,873		234,873	6.500%, 8-15-28	247,000		247,000
				4,819,000	946,000	5,765,000
			TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 3.89%	19,528,000	4,631,000	24,159,000
			(Cost: $22,540,000)
			UNITED STATES GOVERNMENT OBLIGATIONS
			Treasury Inflation Protected Obligations - 0.57%
			United States Treasury Notes,
3,613,560		3,613,560	3.000%, 7-15-12 (C)	3,542,000		3,542,000

			Treasury Obligations - 9.31%
			United States Treasury Bonds:			0
8,500,000		8,500,000	7.250%, 5-15-16	11,381,000		11,381,000
5,000,000		5,000,000	6.250%, 8-15-23	6,820,000		6,820,000
			United States Treasury Notes:
10,000,000		10,000,000	4.250%, 10-15-10	10,678,000		10,678,000
10,000,000		10,000,000	4.250%, 11-15-14	11,569,000		11,569,000
15,000,000		15,000,000	4.250%, 8-15-15	17,419,000		17,419,000
				57,867,000	-	57,867,000
			TOTAL UNITED STATES GOVERNMENT OBLIGATIONS - 9.88%	61,409,000	-	61,409,000
			(Cost: $52,637,000)
			SHORT-TERM SECURITIES
			Commercial Paper
			Air Products and Chemicals, Inc.:
1,078,000	4,180,000	5,258,000	0.050%, 1-2-09	1,078,000	4,180,000	5,258,000
			American Honda Finance Corp.:
1,105,000		1,105,000	1.000%, 2-26-09	1,103,000		1,103,000
4,000,000		4,000,000	0.250%, 3-3-09	3,998,000		3,998,000
			AT&T Inc.,
	5,000,000	5,000,000	0.180%, 2-12-09		4,999,000	4,999,000
			Bemis Company, Inc.,
4,993,000		4,993,000	2.150%, 1-6-09	4,992,000		4,992,000
			CVS Caremark Corporation,
7,000,000		7,000,000	5.500%, 1-20-09	6,980,000		6,980,000
			Hershey Company (The),
	5,000,000	5,000,000	0.210%, 1-8-09		5,000,000	5,000,000
			Illinois Tool Works Inc.,
	5,000,000	5,000,000	0.300%, 1-20-09		4,999,000	4,999,000
			ITT Corporation:
4,200,000		4,200,000	2.000%, 1-5-09	4,199,000		4,199,000
	5,000,000	5,000,000	6.000%, 1-5-09		4,997,000	4,997,000
			L'Oreal USA, Inc.,

7

3,242,000		3,242,000	0.120%, 1-9-09	3,242,000			3,242,000
			McCormick & Co. Inc.,
3,000,000		3,000,000	0.150%, 1-2-09	3,000,000			3,000,000
			PepsiCo, Inc.,
	5,000,000	5,000,000	0.100%, 1-28-09		4,999,000		4,999,000
			Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
4,000,000		4,000,000	1.100%, 1-8-09	3,999,000			3,999,000
			Sara Lee Corporation,
7,000,000		7,000,000	1.000%, 1-9-09	6,999,000			6,999,000
			Toyota Motor Credit Corporation:
9,000,000	5,000,000	14,000,000	0.550%, 1-28-09	8,996,000	4,998,000		13,994,000
			Walgreen Co.,
	6,000,000	6,000,000	0.180%, 1-7-09		6,000,000		6,000,000

			TOTAL SHORT-TERM SECURITIES - 14.29%	48,586,000	40,172,000		88,758,000
			(Cost: $88,758,000)
			TOTAL INVESTMENT SECURITIES - 100.10%	363,202,000	258,839,000		622,041,000
			(Cost: $671,973,000)
			LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.10%)	464,000	(1,133,000	) *	(669,000)
			NET ASSETS - 100.00%	$363,666,000	$257,706,000		$621,372,000	**

*	Amount has been adjusted to reflect pro forma adjustment for accrued cost of one-time proxy, accounting, legal and other expenses of $66,000.
**	Upon consummation of the Reorganization, all securities held by the Acquiring Fund from the Acquired Fund will comply with the investment policies and restrictions of the Acquiring Fund.
(A)	No dividends were paid during the preceding 12 months.
(B)	Listed on an exchange outside the United States.
(C)	The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
The following acronym is used throughout this portfolio:
ADR = American Depositary Receipts

8

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
(000 omitted, except Per Share amounts)
December 31, 2008
(Unaudited)

					Waddell & Reed
	Waddell & Reed				Advisors
	Advisors	Waddell & Reed			Continental
	Continental	Advisors			Income
	Income	Retirement	Pro forma		Fund
	Fund	Shares	Adjustments		Pro Forma
ASSETS
Investment securities	$363,202	$258,839			$622,041
Receivable for Investment securities sold	0	0			0
Other Assets	2,120	653			2,773

Total assets	365,322	259,492			624,814

LIABILITIES
Payable to Fund shareholders	1,407	1,429			2,836
Payable to affiliates	175	178			353
Other payables	74	113	$66	(a)	253

Total liabilities	1,656	1,720	66		3,442

Net Assets	$363,666	$257,772	($66)		$621,372

NET ASSETS
Capital stock	$54,892	$518			$55,410
Additional paid-in capital	284,345	589,095			873,440
Accumulated net realized loss on investments	(2,249)	(255,174)			(257,423)
Undistributed net investment income (loss)	11	(67)	($66)		(122)
Net unrealized appreciation (depreciation) on investment	26,667	(76,600)			(49,933)

Total Net Assets	$363,666	$257,772	($66)		$621,372

Class A
Net Assets	$349,180	$248,049	($64	) (a)	$597,165
Outstanding Shares	52,703	49,738	(12,371	) (b)	90,070
Net asset value per share	$6.63	$4.99			$6.63

Class B
Net Assets	$9,362	$4,836	($1	) (a)	$14,197
Outstanding Shares	1,414	1,028	(297	) (b)	2,145
Net asset value per share	$6.62	$4.71			$6.62

Class C
Net Assets	$4,333	$1,805			$6,138
Outstanding Shares	655	381	(109	) (b)	927
Net asset value per share	$6.62	$4.74			$6.62

Class Y
Net Assets	$792	$3,082	($1	) (a)	$3,873
Outstanding Shares	120	616	(152	) (b)	584
Net asset value per share	$6.63	$5.00			$6.63

(a)	Accrued cost of one time proxy, accounting, legal and other costs borne 50% by Waddell & Reed Investment Management Company and 50% by the Acquired Fund.

(b)	Share adjustment - redemption of Acquired Fund's shares and issuance of Acquiring Fund's shares for net assets at NAV per share of each class of Acquiring Fund.

See Accompanying Notes to Pro Forma Financial Statements.

9

     The following unaudited Pro Forma Statement of Operations for Waddell & Reed Advisors Continental Income Fund has been derived from the respective unaudited Statements of Operations of Waddell & Reed Advisors Continental Income Fund and Waddell & Reed Advisors Retirement Shares for the twelve months ended December 31, 2008. Such information has been adjusted to give effect to the Reorganization as if it had occurred on January 1, 2008, and reflects Pro Forma adjustments that are directly attributable to the Reorganization and are expected to have a continuing impact.

     The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that would have occurred if the Reorganization had been consummated on January 1, 2008. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of Waddell & Reed Advisors Continental Income Fund and Waddell & Reed Advisors Retirement Shares incorporated by reference in this Statement of Additional Information.

Pro Forma Statement of Operations (Unaudited)
(000 omitted)
For the year ended December 31, 2008

	Waddell & Reed	Waddell & Reed			Waddell & Reed
	Advisors	Advisors			Advisors
	Continental	Retirement	Pro forma		Continental
	Income	Shares	Adjustments		Income
Investment Income
Income
Dividends	$5,998	$4,891			$10,889
Interest and amortization	5,734	1,193			6,927
Total income	11,732	6,084			17,816

Expenses
Investment management fee	3,071	3,108	$(1,953	) (a)	4,226
Shareholder Servicing (Transfer Agency)
Class A	781	1,081	(110	) (b)	1,752
Class B	48	60	(7	) (b)	101
Class C	19	17	(3	) (b)	33
Class Y	1	6	(1	) (b)	6
Distribution and Service Fee
Class A	1,051	1,066			2,117
Class B	122	105			227
Class C	53	37			90
Accounting Service Fees	133	127	(102	) (c)	158
Custodian Fees	18	24			42
Audit Fees	15	20	(15	) (d)	20
Legal Fees	17	20			37
Other	216	223	(50	) (e)	389
Total expenses	5,545	5,894	(2,241)		9,198
Expense reimbursement	0	(223)	(1,953	) (a)	1,730
Net Expenses	5,545	5,671	(288)		10,928

Net investment income	$6,187	$ 413	$2,018		$ 8,618

Realized and Unrealized Gain (Loss) on
Investments

Realized net gain (loss) on securities	$2,267	($114,313)			($112,046)
Realized net loss on foreign currency
transactions	0	(3)			(3)
Realized gain (loss) on futures contracts	0	(4,756)			(4,756)
Unrealized depreciation in value of
investments during the period	(102,172)	(140,283)			(242,455)
Net loss on investments	(99,905)	(259,355)			(359,260)
Net increase (decrease) in net assets resulting
from operations	($93,718)	($258,942)	$2,018		($350,642)

(a)	Based on adjusted management fee of 0.70% on first billion of net assets minus 0.02% for waiver of fees.
(b)	Shareholder servicing adjustment due to combining identical accounts as well as a reduction in out of pocket expenses.
(c)	Accounting service fee adjustment reflects reduced fees due to higher total net assets.
(d)	Audit fees adjustment due to decrease in number of audited entities from two to one.
(e)	Decrease due to economies of scale achieved by merging funds.

See Accompanying Notes to Pro Forma Financial Statements.

10

NOTES TO FINANCIAL STATEMENTS

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND PRO FORMA STATEMENT
OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 AND THE PRO FORMA
STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS
ENDED DECEMBER 31, 2008
(In thousands, except where otherwise noted) (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Waddell & Reed Advisors Continental Income Fund and Waddell & Reed Advisors Retirement Shares (the “Funds”) are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. Waddell & Reed Advisors Continental Income Fund’s investment objective is to provide current income to the extent that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital. Waddell & Reed Advisors Retirement Shares’ investment objective is to provide current income to the extent that, in the opinion of WRIMCO, market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital.

     On January 30, 2009, each of the 21 series of Waddell & Reed Advisors Funds, a Delaware statutory trust (Trust) became the successor to one of 16 Maryland corporations, or to a series of these Maryland corporations (“Corporations”), pursuant to a Plan of Reorganization and Termination that was approved by shareholders of each fund (each, a “Reorganization” and collectively, “the Reorganizations”). The Reorganizations were accomplished through tax-free exchanges of shares, which had no impact on net assets, operations and number of shares outstanding.

     Each Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to each Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees, directly attributable to that class. Class A, B, and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

     The following is a summary of significant accounting policies consistently followed by each Fund.

     Securities Valuation. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

     Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees.

     To determine values of fixed-income securities, the independent pricing service takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the independent pricing service are valued using valuations obtained from dealers that make markets in the securities.

     Options and swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at the mean between the last bid and asked price. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds are valued at the net asset value at the close of each business day.

     Short-term securities are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

     All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees.

     Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. Each Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets.

     In addition, all securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees.

     As of December 31, 2008, the Funds had aggregate investments valued at fair market value as shown:

Total Amount
	Of Fair Valued	Percent of
	Securities	Net Assets
WRA Continental Income	$ ---	---%
WRA Retirement Shares	5,788	2.25%

     Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

     Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading. Foreign exchange rates may be valued primarily using an independent pricing service authorized by the Board of Directors.

     All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     Repurchase agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which that Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

     Investments with Off-Balance Sheet Risk. Each Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Pro Forma Statement of Assets and Liabilities.

     Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     Federal Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. Management of each Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of December 31, 2008, management believes that under this standard no liability for unrecognized tax positions is required. Each Fund is subject to examination by U.S. federal and state authorities for returns filed for years after 2004.

     Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by each Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Each Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Earnings credit” line item, if applicable, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

     Indemnifications. Each Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to that Fund. In the normal course of business, each Fund may also enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against that Fund. The risk of material loss from such claims is considered remote.

     Recent Accounting Pronouncements. In March 2008, FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. Each Fund will institute SFAS 161 during the fiscal year ending June 30, 2010 and its potential impact, if any, on the pro forma financial statements is currently being assessed by management.

     Other. The preparation of pro forma financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the pro forma financial statements. Actual results could differ from those estimates.

2. BASIS OF COMBINATION

     The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Retirement Shares by Continental Income as if such acquisition had taken place as of December 31, 2008.

     Under the terms of the Plan of Reorganization, the combination of Retirement Shares and Continental Income Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Retirement Shares in exchange for shares of Continental Income Fund as net asset value. The statement of assets and liabilities and the related statement of operations of Retirement Shares and Continental Income Fund have been combined as of and for the twelve months ended December 31, 2008. Following the acquisition, Continental Income will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to Continental Income and the results of operations for pre-combination periods of Retirement Shares will not be restated.

     The accompanying pro forma financial statements should be read in conjunction with the financial statements of Continental Income and Retirement Shares included in their respective semiannual reports dated December 31, 2008.

3. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

     Management Fees. Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Fund’s investment manager. Each Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by Continental Income Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Until September 30, 2006, the fee was payable by Retirement Shares at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 7), the fee is as follows: 0.65% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. During the twelve months ended December 31, 2008, the amount waived was $223.

     Accounting Services Fees. Each Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), an indirect subsidiary of WDR. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to each Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee
Average Net
Asset Level (in				Annual Fee Rate
millions)				for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
Over	$1,000			$148.5

     In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

     Administrative Fee. Each Fund also pays monthly a fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until a Fund’s net assets are at least $10 million.

     Shareholder Servicing. General. Under the Shareholder Servicing Agreement between each Fund and WRSCO, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month each Fund pays a monthly fee of $1.5792. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes.
Non-networked accounts. Effective September 1, 2006, the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares was revised so that each Fund pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and is as shown above; however, WRSCO has agreed to reduce that fee if the number of total shareholders accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels.
Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by each Fund to those intermediaries.
Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account and provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. The Fund, or WRIMCO (including any affiliate of WRIMCO) or both, may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.30%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

     Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by each Fund pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of that Fund’s average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by each Fund for Class B shares and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of that Fund’s average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

     Sales Charges. As principal underwriter for each Fund’s shares, W&R receives gross sales commissions (which are not an expense of the Fund) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder’s redemption amount of Class A, Class B and Class C shares and paid to W&R. During the twelve months ended December 31, 2008, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales		CDSC
	Commissions	Class A	Class B	Class C
Continental Income Fund	$408	$---*	$10	$1
Retirement Shares	296	1	9	---*

*Not shown due to rounding.

     With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of each Fund’s shares, except for registration fees and related expenses. During the twelve months ended December 31, 2008, W&R paid the following amounts: Continental Income Fund – $252 and Retirement Shares – $181.

     Compensation to Trustees (formerly Directors). During the twelve months ended December 31, 2008, Continental Income Fund paid Directors’/Trustees’ regular compensation of $22 and Retirement Shares paid $23. These amounts are included in other expenses.

4. INVESTMENT VALUATIONS

     Each Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No.157, Fair Value Measurements (FAS 157). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an asset or paying to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

     The following table summarizes the valuation of each Fund’s investments by the above FAS 157 fair value hierarchy levels as of December 31, 2008.

		Other
		Financial
Continental Income Fund	Investments	Instruments+
Level One - Quoted Prices	$211,114	$---
Level Two - Other Significant Observable Inputs	152,088	---
Level Three - Significant Unobservable Inputs	---	---
Total	$363,202	$---

+

Other financial instruments are derivative instruments not reflected in the schedule of investments, such as written options, futures and forward currency contracts. Options are shown at market value above, but only appreciation/depreciation is shown in the Pro Forma Statement of Assets and Liabilities.

		Other
		Financial
Retirement Shares	Investments	Instruments+
Level One - Quoted Prices	$208,248	$---
Level Two - Other Significant Observable Inputs	50,591	---
Level Three - Significant Unobservable Inputs	---	---
Total	$258,839	$---

+

Other financial instruments are derivative instruments not reflected in the schedule of investments, such as written options, futures and forward currency contracts. Options are shown at market value above, but only appreciation/depreciation is shown in the Pro Forma Statement of Assets and Liabilities.

5. CAPITAL SHARES

     The pro forma net asset value per share assumes the issuance of shares of Continental Income Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Retirement Shares, as of December 31, 2008, divided by the net asset value per share of the shares of Continental Income Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

	Shares of	Additional	Total
	Continental	Shares	Outstanding
	Income Fund	Assumed	Shares
	Pre-	Issued in	Post-
Class of Shares	Combination	Reorganization	Combination
Class A	52,703	37,367	90,070
Class B	1,414	731	2,145
Class C	655	272	927
Class Y	119	465	584

6. FEDERAL INCOME TAXES

     Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Continental Income Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve if from all, or substantially all, Federal income taxes.

     For Federal income tax purposes, cost of investments owned at December 31, 2008 and the related unrealized appreciation (depreciation) were as follows:

				Aggregate
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Continental Income Fund	336,515	46,836	20,149	26,687
Retirement Shares	335,717	13,834	90,712	(76,878)

7. REGULATORY AND LITIGATION MATTERS

     On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

     Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed’s supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds’ Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed’s acceptance of service fees from some market timers.

     The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the Ivy Funds Variable Insurance Portfolios, Inc. (formerly, W&R Target Funds, Inc.) (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds’ investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. During the past twelve months Waddell & Reed Advisors Continental Income Fund was not one of the selected funds to participate in or benefit from the aggregate management fee reduction discussed above. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds’ Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds’ and WRIMCO’s compliance with applicable laws.

     The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

     The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

     The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

     In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Form N-14 Filing of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on ___ day of March, 2009.

WADDELL & REED ADVISORS FUNDS
a Delaware statutory trust
(Registrant)

By: /s/ Henry J. Herrmann
Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities on the 18 day of March, 2009.

Signatures	Title

/s/ David P. Gardner*	Chairman and Trustee
David P. Gardner

/s/ Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/ Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/ Michael L. Avery*	Trustee
Michael L. Avery

/s/ Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/ James M. Concannon*	Trustee
James M. Concannon

/s/ John A. Dillingham*	Trustee
John A. Dillingham

/s/ Joseph Harroz, Jr.*	Trustee
Joseph Harroz, Jr.

/s/ John F. Hayes*	Trustee
John F. Hayes

/s/ Robert L. Hechler*	Trustee
Robert L. Hechler

/s/ Albert W. Herman*	Trustee
Albert W. Herman

/s/ Glendon E. Johnson*	Trustee
Glendon E. Johnson

/s/ Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/ Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

*By: /s/ Kristen A. Richards
Kristen A. Richards
Attorney-in-Fact

ATTEST: /s/ Mara Herrington
Mara Herrington
Secretary